UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                October 27, 2001

                            THE IMAGING CENTER, INC.
                            ------------------------
             (Exact name of Registrant as specified in its Charter)


          Maryland                                           52-2167391
          --------                                           ----------
   (State of Incorporation)                           (IRS Employer I.D. Number)


                               715 Williams Street
                            Cumberland, MD 21501-1705
                            -------------------------
                    (Address of principal executive offices)


         Issuer's telephone number, including area code: (301) 759-3410
                                                         --------------


                                       N/A
          (Former name or former address, if changed since last report)





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Item 4. Changes in Registrant's Certifying Accountant

(a) In October 1999, the Registrant filed with the Securities and Exchange Commission its intent to offer 1,000,000 shares of its Class B non-voting common stock to the public. In July 2001, the Registrant completed its public offering. In connection with the offering, the Registrant retained Huber, Michaels & Company ("HMC"), independent certified public accountants, to audit the financial statements of the Registrant.

The Registrant's Board of Directors has determined that it is in the Registrant's best interest to engage a new independent auditor. On October 15, 2001, the Registrant notified HMC of its dismissal as independent auditors.

HMC's reports on the Financial Statements of The Imaging Center, Inc. for the six-months ended December 31, 1999 and the year ended December 31, 2000 contained no adverse opinion or disclaimer of opinion; and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the six-months ended December 31, 1999 and the year ended December 31, 2000, and through the date of termination on October 15, 2001, the Registrant did not have any disagreements with HMC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved, would have caused HMC to make reference to the subject matter of the disagreement in connection with its reports.

(b) On October 27, 2001, the Registrant engaged Reznick Fedder & Silverman to audit the financial statements of the Registrant for the year ending December 31, 2001. During the registrant's recent fiscal year prior to the engagement of Reznick Fedder & Silverman, the Registrant did not, nor did anyone on the Registrant's behalf, consult Reznick Fedder & Silverman regarding either (A) the application of accounting principles to a specified completed or proposed transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements as to which a written report or oral advice was provided to the Registrant that was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue, or (B) any matter that was the subject of a disagreement between the Registrant and HMC or an event described in paragraph 304(a)(1)(iv) of Regulation S-B.

(c) The registrant has provided HMC with a copy of the disclosures it is making in this Form 8-K. The registrant requested that HMC furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether HMC, agrees with the statements made by the Registrant herein and, if not, stating the respects in which it does not agree. The letter subsequently furnished by HMC, is included as Exhibit 16 to this report.


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


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(C)  Exhibits

Exhibit Number                    Description

16                                Letter from Huber, Michaels & Company








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

EXHIBIT 16


                                    [HUBER, MICHAELS & COMPANY LETTERHEAD]


November 19, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C, 20549

Commissioners:

We have read the statements made by The Imaging Center, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated November 19, 2001. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,


/s/ Huber, Michaels and Company


Huber, Michaels and Company



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



                                   SIGNATURES


In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              The Imaging Center, Inc.
                                              ------------------------
                                                     (Registrant)

Date:  November 19, 2001                        /s/ F. Dan Jackson.
                                                -------------------
                                               F. Daniel Jackson, M.D.
                                         President and Chief Executive Officer
                                            (Principal Executive Officer and
                                               Principal Financial Officer)




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